UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2005
DAVE & BUSTER’S, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	0000943823 (Commission File Number)	43-1532756 (IRS Employer Identification Number)
2481 Manana Drive
Dallas Texas 75220
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.
     The information in this Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
     On September 8, 2005, Dave & Buster’s, Inc., a Missouri corporation (the “Company”), issued a press release announcing its earnings for its second quarter ended July 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press release dated September 8, 2005, announcing the Company’s earnings for its second quarter ended July 31, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: September 8, 2005	By:	/s/ William C. Hammett, Jr.

William C. Hammett, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 8, 2005, announcing the Company’s earnings for its second quarter ended July 31, 2005
243464.01